Supplement Dated June 10, 2021 to Your Prospectus Dated May 3, 2021

Issued by Union Security Insurance Company Variable Account D

Issued by Union Security Life Insurance Company of New York Separate Account A

TD Waterhouse

This supplement updates certain information in your prospectus for insurance products issued by
Union Security Insurance Company and Union Security Life Insurance Company of New York

In the section entitled “Fee Tables,” the following changes are made:

The table reflecting the minimum and maximum expenses total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract is deleted and replaced with the following:

Total Annual Fund Operating Expenses	Minimum	Maximum
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.16%	1.91%

The Example table is deleted and replaced with the following:
(1)    If you Surrender your Contract at the end of the applicable time period:

1 year	$272
3 years	$832
5 years	$1,416
10 years	$2,985
(2)    If you annuitize at the end of the applicable time period:

1 year	$242
3 years	$802
5 years	$1,386
10 years	$2,955
(3)    If you do not Surrender your Contract:

1 year	$272
3 years	$832
5 years	$1,416
10 years	$2,985
This Supplement Should Be Retained With Your Prospectus for Future Reference
HV-7857